UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 1, 2012

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54335	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 1, 2012, Asher Holzer, Ph.D., director and president of InspireMD, Inc. (the “Company”), resigned as the Company’s president in connection with Dr. Holzer’s retirement as an officer of the Company, effective June 1, 2012. Dr. Holzer remains on the Company’s board of directors. In connection with Dr. Holzer’s resignation, the Company and Dr. Holzer entered into a Consulting Agreement (the “Consulting Agreement”), pursuant to which, among other things, Dr. Holzer agreed to provide the Company with consulting services for a period of six months, terminating on November 30, 2012, in exchange for payments by the Company of NIS 79,783 per month, plus applicable VAT.

On June 1, 2012, Dr. Holzer, OSH-IL, the Israeli Society of Occupational Health and Safety Ltd., Company No. 513308247 (“OSHIL”), a company controlled by Dr. Holzer, and InspireMD Ltd., the Company’s wholly owned subsidiary, entered into a Separation Agreement and Release (the “Separation Agreement”), pursuant to which, among other things, that certain Consultancy Agreement, dated as of April 29, 2012, by and between InspireMD Ltd. and OSHIL was terminated and Dr. Holzer resigned as president of InspireMD Ltd. and as a director of InspireMD Ltd.

The Consulting Agreement and the Separation Agreement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2012, the Company’s board of directors approved a change in the Company’s fiscal year-end from December 31 to June 30, effective June 30, 2012. The Company plans to report its financial results for the six month transition period of January 1, 2012 through June 30, 2012 on an Annual Report on Form 10-K/T and to thereafter file reports for each twelve month period ended June 30 of each year beginning with the twelve month period ended June 30, 2013.

Item 8.01	Other Events.

On June 5, 2012, the Company issued a press release announcing the retirement of Dr. Holzer as president of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Consulting Agreement, dated as of June 1, 2012, by and between InspireMD, Inc. and Asher Holzer, Ph.D.

10.2
Separation Agreement and Release, made as of June 1, 2012, by and between InspireMD Ltd., OSH-IL, the Israeli Society of Occupational Health and Safety Ltd., Company No. 513308247 and Asher Holzer, Ph.D.

99.1	Press release dated June 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: June 5, 2012	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
10.1	Consulting Agreement, dated as of June 1, 2012, by and between InspireMD, Inc. and Asher Holzer, Ph.D.

10.2
Separation Agreement and Release, made as of June 1, 2012, by and between InspireMD Ltd., OSH-IL, the Israeli Society of Occupational Health and Safety Ltd., Company No. 513308247 and Asher Holzer, Ph.D.

99.1	Press release dated June 5, 2012.